EXHIBIT 32.2

                CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
                       AS ADOPTED PURSUANT TO SECTION 906
                        OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of NATIONAL TECHNICAL SYSTEMS, INC (the "Company") on Form 10-Q for the period ended April 30, 2007 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Raffy Lorentzian, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, to my knowledge:

(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company as of and for the periods presented in the Report.

                                                      /s/ Raffy Lorentzian
                                                  -----------------------------
                                                        Raffy Lorentzian,
                                                    Senior Vice President and
                                                     Chief Financal Officer
                                                  (Principal Financial Officer)

                                                                   June 13, 2007

A signed original of this written statement required by Section 906 has been provided to the Company and will be retained by the Company and furnished to the Securities and Exchange Commission or its staff upon request.


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